SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Strategic Advisers® International II Fund

Strategic Advisers® U.S. Opportunity II Fund

Dear Shareholder:

We are writing to inform you of proposed changes to funds held within your Fidelity Portfolio Advisory Service® account.

On January 20, 2012, The Rutland Square Trust II will hold a special meeting of shareholders of Strategic Advisers Funds (the funds). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds.

You are being asked to vote on the following proposal:

1. To elect one Trustee to the Board of Trustees.

As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the interests of shareholders. They recommend that you vote for the proposal.

What do I need to do?

We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement describes the proposal in greater detail.

Please read the enclosed materials and cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (November 21, 2011). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Voting is quick and easy. Everything you need is enclosed.

If you have any questions before you vote, please call a member of your Portfolio Advisory ServicesSM Client Management Team at 1-800-544-3455. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

(The chairman's signature appears here.)

Roger T. Servison
Chairman of the Board

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What's changing?

1. What am I being asked to vote on?

You are being asked to vote on the following proposal:

i. To elect one Trustee to the Board of Trustees.

2. Why are you proposing this?

i. The purpose of proposal 1 is to elect one Trustee to the Board of Trustees of the trust. Pursuant to the provisions of the Trust Instrument of the trust, the Trustees have determined that the number of Trustees shall be fixed at 5. It is intended that the enclosed proxy will be voted for the nominee listed in the proxy statement unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Amy Butte Liebowitz currently serves as a Trustee, but was not elected to her position by shareholders of the trust. Ms. Butte Liebowitz was selected in accordance with the trust's Governance and Nominating Committee and was appointed to the Board on September 8, 2011. For additional information about the criteria for selecting nominees, see the section of the proxy statement entitled "Standing Committee of the Funds' Trustees" beginning on page 21.

3. What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

4. Has the funds' Board of Trustees approved this proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

5. What changes should I expect to see if shareholders approve the proposal?

i. The election of a new Trustee will have no visible day-to-day impact on fund operations.

6. Who bears the expenses associated with this proxy solicitation?

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be allocated among the funds based upon the relative net assets of the funds.

Costs allocated to each fund (except Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund), will be paid by the fund.

As a result of Strategic Advisers Core Fund's all-inclusive management fee, the expenses associated with the preparation and mailing of this Proxy Statement and its enclosures as well as the expenses associated with all solicitations will be borne by Strategic Advisers. Strategic Advisers or the fund, as the case may be, will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For each of Strategic Advisers Core Multi-Manager Fund, Strategic Adviser Growth Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund (collectively, the Multi-Manager Funds), the expenses associated with the preparation and mailing of this Proxy Statement and its enclosures as well as the expenses associated with all solicitations will be paid by the funds, provided such expenses do not cause a fund to exceed its existing total expense cap of 0.97%. Expenses exceeding each fund's expense cap will be paid by Strategic Advisers.

What do I need to do?

1. How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call a member of your Portfolio Advisory ServicesSM Client Management Team at 1-800-544-3455.

2. How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is November 21, 2011.

3. How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

		REGISTRATION	VALID SIGNATURE
A.	1)	City of ABC	Mary Jones, Finance Officer
	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer
B.	1)	County of XYZ	John Smith, Finance Officer
	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

4. Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

5. How can I suppress this type of mailing in the future?

Call your Service Specialist at 800-544-3455 and request to have a Prospectus Delivery, Proxy Voting Authorization, and Trade Confirmation Delivery form sent to you. This form allows special features to be placed on your account. It permits SAI to act as your agent and acknowledges receipt of prospectuses, annual and semiannual reports, and proxy voting materials for the non-Fidelity Funds and receipt of proxy voting materials for Fidelity funds held in your Portfolio Advisory Services account. For Fidelity Funds, you will instruct Strategic to vote proxies of a Fidelity Fund in the same proportion as the vote of all other holders of such Fidelity Fund. For Non-Fidelity Funds, you instruct Strategic to vote proxies pursuant to the directions provided by Institutional Shareholder Services Inc., an unaffiliated third-party proxy advisory services provider. If you have questions, please refer to your Fidelity Portfolio Advisory Services Client Agreement.

Please note: prospectuses and other communications for mutual funds managed by Fidelity Management & Research Company and its affiliates ("Fidelity Funds") are not covered by this election; to sign up for electronic delivery for Fidelity Funds, including prospectuses and other communications, please visit Fidelity.com/edelivery.

Remember, the above is only a summary of the proposal. Please read the proxy statement for complete details on the proposal.

COR-pxl-1111
1.932415.100

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund,
Strategic Advisers Emerging Markets Fund, Strategic Advisers Growth Fund,
Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, and Strategic Advisers Value Fund

Dear Shareholder:

We are writing to inform you of proposed changes to funds held within your Fidelity Portfolio Advisory Service® account.

On January 20, 2012, The Rutland Square Trust II will hold a special meeting of shareholders of Strategic Advisers Funds (the funds). The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds.

You are being asked to vote on two proposals:

1. To elect one Trustee to the Board of Trustees.

2. To approve an additional sub-advisory agreement among Strategic Advisers, Inc. (SAI), Pyramis Global Advisors, LLC and the trust, on behalf of Strategic Advisers Core Fund.

As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

The proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for the proposals.

What do I need to do?

We have attached a Q&A to assist you in understanding the proposals. The enclosed proxy statement describes each of the proposals in greater detail.

Please read the enclosed materials and cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (November 21, 2011). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Voting is quick and easy. Everything you need is enclosed.

If you have any questions before you vote, please call a member of your Portfolio Advisory ServicesSM Client Management Team at 1-800-544-3455. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

(The chairman's signature appears here.)

Roger T. Servison
Chairman of the Board

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What's changing?

1. What am I being asked to vote on?

You are being asked to vote on the following two proposals:

i. To elect one Trustee to the Board of Trustees.

ii. To approve an additional sub-advisory agreement among Strategic Advisers, Inc. (SAI), Pyramis Global Advisors, LLC and the trust, on behalf of Strategic Advisers Core Fund.

2. Why are you proposing this?

i. The purpose of proposal 1 is to elect one Trustee to the Board of Trustees of the trust. Pursuant to the provisions of the Trust Instrument of the trust, the Trustees have determined that the number of Trustees shall be fixed at 5. It is intended that the enclosed proxy will be voted for the nominee listed in the proxy statement unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Amy Butte Liebowitz currently serves as a Trustee, but was not elected to her position by shareholders of the trust. Ms. Butte Liebowitz was selected in accordance with the trust's Governance and Nominating Committee and was appointed to the Board on September 8, 2011. For additional information about the criteria for selecting nominees, see the section of the proxy statement entitled "Standing Committee of the Funds' Trustees" beginning on page 21.

ii. The primary purpose of proposal 2 is to facilitate the adoption of an additional sub-advisory agreement under which Pyramis would manage an additional sub-advised sleeve of the fund's assets employing a strategy identical to one employed by a fund currently held by the Core Fund.

If the Proposed Agreement is approved by shareholders, the Core Fund is expected to redeem its shares of this other fund and begin allocating assets to a new Pyramis sub-advised sleeve to be managed employing a substantially similar strategy.

3. Pyramis is already an approved sub-adviser in the Strategic Advisers Core Fund, why I am I being asked to approve another sub-advisory agreement?

The new sub-advisory agreement is for an additional Dividend Growth strategy that is not currently included within the scope of the existing sub-advisory agreement. The Dividend Growth strategy is subject to a different fee schedule and thus requires a new sub-advisory agreement. Because Pyramis is an affiliate of SAI, the terms of the trust's exemptive order require shareholders to approve the new sub-advisory agreement through a proxy vote.

4. What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

5. Has the funds' Board of Trustees approved these proposals?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

6. What changes should I expect to see if shareholders approve the proposals?

i. The election of a new Trustee will have no visible day-to-day impact on fund operations.

ii. With the approval of a new sub-advisory agreement, shareholders can expect Strategic Advisers Core Fund to replace an existing mutual fund with a new sub-adviser managing a sleeve of similar assets.

7. Who bears the expenses associated with this proxy solicitation?

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be allocated among the funds based upon the relative net assets of the funds.

Costs allocated to each fund (except Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund), will be paid by the fund.

As a result of Strategic Advisers Core Fund's all-inclusive management fee, the expenses associated with the preparation and mailing of this Proxy Statement and its enclosures as well as the expenses associated with all solicitations will be borne by Strategic Advisers. Strategic Advisers or the fund, as the case may be, will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For each of Strategic Advisers Core Multi-Manager Fund, Strategic Adviser Growth Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund (collectively, the Multi-Manager Funds), the expenses associated with the preparation and mailing of this Proxy Statement and its enclosures as well as the expenses associated with all solicitations will be paid by the funds, provided such expenses do not cause a fund to exceed its existing total expense cap of 0.97%. Expenses exceeding each fund's expense cap will be paid by Strategic Advisers.

What do I need to do?

1. How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call a member of your Portfolio Advisory ServicesSM Client Management Team at 1-800-544-3455.

2. How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is November 21, 2011.

3. How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

		REGISTRATION	VALID SIGNATURE
A.	1)	City of ABC	Mary Jones, Finance Officer
	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer
B.	1)	County of XYZ	John Smith, Finance Officer
	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

4. Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

5. How can I suppress this type of mailing in the future?

Call your Service Specialist at 800-544-3455 and request to have a Prospectus Delivery, Proxy Voting Authorization, and Trade Confirmation Delivery form sent to you. This form allows special features to be placed on your account. It permits SAI to act as your agent and acknowledges receipt of prospectuses, annual and semiannual reports, and proxy voting materials for the non-Fidelity Funds and receipt of proxy voting materials for Fidelity funds held in your Portfolio Advisory Services account. For Fidelity Funds, you will instruct Strategic to vote proxies of a Fidelity Fund in the same proportion as the vote of all other holders of such Fidelity Fund. For Non-Fidelity Funds, you instruct Strategic to vote proxies pursuant to the directions provided by Institutional Shareholder Services Inc., an unaffiliated third-party proxy advisory services provider. If you have questions, please refer to your Fidelity Portfolio Advisory Services Client Agreement.

Please note: prospectuses and other communications for mutual funds managed by Fidelity Management & Research Company and its affiliates ("Fidelity Funds") are not covered by this election; to sign up for electronic delivery for Fidelity Funds, including prospectuses and other communications, please visit Fidelity.com/edelivery.

Remember, the above is only a summary of the proposal. Please read the proxy statement for complete details on the proposal.

COR2-pxl-1111
1.934752.100

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on January 20, 2012.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® CORE FUND
STRATEGIC ADVISERS® CORE INCOME FUND
STRATEGIC ADVISERS EMERGING MARKETS FUND
STRATEGIC ADVISERS GROWTH FUND
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND
STRATEGIC ADVISERS INTERNATIONAL FUND
STRATEGIC ADVISERS INTERNATIONAL II FUND
STRATEGIC ADVISERS SMALL-MID CAP FUND
STRATEGIC ADVISERS U.S. OPPORTUNITY FUND
STRATEGIC ADVISERS U.S. OPPORTUNITY II FUND
STRATEGIC ADVISERS VALUE FUND
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND
EACH A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-835-5092 (plan accounts)
1-800-544-3455 (all other accounts)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Strategic Advisers Core Fund, Strategic Advisers Core Income Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity II Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-manager Fund (the funds), will be held at an office of Fidelity Rutland Square Trust II (the trust), 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, across from Boston's South Station) on January 20, 2012, at 9:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect one Trustee to the Board of Trustees.

2. To approve an additional sub-advisory agreement among Strategic Advisers, Inc., Pyramis Global Advisors, LLC and the trust, on behalf of Strategic Advisers Core Fund.

The Board of Trustees has fixed the close of business on November 21, 2011 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
MARC R. BRYANT Secretary

December 2, 2011

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

This Page is Intentionally Left Blank

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY RUTLAND SQUARE TRUST II:

STRATEGIC ADVISERS® CORE FUND
STRATEGIC ADVISERS® CORE INCOME FUND
STRATEGIC ADVISERS EMERGING MARKETS FUND
STRATEGIC ADVISERS GROWTH FUND
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND
STRATEGIC ADVISERS INTERNATIONAL FUND
STRATEGIC ADVISERS INTERNATIONAL II FUND
STRATEGIC ADVISERS SMALL-MID CAP FUND
STRATEGIC ADVISERS U.S. OPPORTUNITY FUND
STRATEGIC ADVISERS U.S. OPPORTUNITY II FUND
STRATEGIC ADVISERS VALUE FUND
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND

82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109

TO BE HELD ON JANUARY 20, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Rutland Square Trust II (the trust) to be used at the Special Meeting of Shareholders of Strategic Advisers Core Fund, Strategic Advisers Core Income Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity II Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-manager Fund (the funds) and at any adjournments thereof (the Meeting), to be held on January 20, 2012 at 9:00 a.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Strategic Advisers, Inc. (Strategic Advisers), the funds' investment adviser.

The following table summarizes the proposals applicable to each fund:

Proposal Number	Proposal Description	Applicable Funds	Page Number
1	To elect one Trustee to the Board of Trustees	All funds, voting together	7
2	To approve an additional sub-advisory agreement among Strategic Advisers, Pyramis, and the Trust, on behalf of the fund	Strategic Advisers Core Fund	12

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying form of proxy on or about December 2, 2011. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
Strategic Advisers Core Fund	$ 1,500	$ 500
Strategic Advisers Core Income Fund	$ 1,500	$ 500
Strategic Advisers Core Multi-Manager Fund	$ 0	$ 0
Strategic Advisers Emerging Markets Fund	$ 1,500	$ 500
Strategic Advisers Growth Fund	$ 1,500	$ 500
Strategic Advisers Growth Multi-Manager Fund	$ 0	$ 0
Strategic Advisers Income Opportunities Fund	$ 1,500	$ 500
Strategic Advisers International Fund	$ 1,500	$ 500
Strategic Advisers International II Fund	$ 1,500	$ 500
Strategic Advisers Small-Mid Cap Fund	$ 1,500	$ 500
Strategic Advisers U.S. Opportunity Fund	$ 1,500	$ 500
Strategic Advisers U.S. Opportunity II Fund	$ 1,500	$ 500
Strategic Advisers Value Fund	$ 1,500	$ 500
Strategic Advisers Value Multi-Manager Fund	$ 0	$ 0

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be allocated among the funds based upon the relative net assets of the funds.

Costs allocated to each fund (except Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund), will be paid by the fund.

Cost allocated to Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund (collectively, the Multi-Manager Funds), will be paid by the funds, provided such expenses do not cause a fund to exceed its existing total expense cap of 0.97%. Expenses exceeding each fund's expense cap will be paid by Strategic Advisers.

As a result of Strategic Advisers Core Fund's all-inclusive management fee, the expenses allocated to the fund in connection with the preparation and mailing of this Proxy Statement and its enclosures as well as the expenses associated with all solicitations will be borne by Strategic Advisers. Strategic Advisers or the fund, as the case may be, will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of Strategic Advisers, each funds' investment adviser, Fidelity Management & Research Company (FMR), each funds' administrator, and Fidelity Distribution Company (FDC), each funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. Information regarding sub-advisers for funds retaining such managers is contained in the following table:

Fund	Sub-Adviser	Principal Business Address
Strategic Advisers Core/Strategic Advisers Core Multi-Manager	First Eagle Investment Management, LLC (First Eagle)	1345 Avenue of the Americas New York, NY 10105
	Lazard Asset Management LLC (Lazard)	30 Rockefeller Plaza New York, NY 10112
	Pyramis Global Advisors, LLC (Pyramis)	900 Salem Street Smithfield, RI 02917
	T. Rowe Price Associates, Inc. (T. Rowe Price)	100 East Pratt Street Baltimore, MD 21202
Strategic Advisers Core Income	Fidelity Investments Money Management, Inc.	82 Devonshire Street Boston, MA 02109
	FMR Co., Inc.	82 Devonshire Street Boston, MA 02109
	Fidelity Management & Research (U.K.) Inc.	10 Paternoster Square, 4th Floor London, EC4M 7LS, United Kingdom
	Fidelity Management & Research (Hong Kong) Limited	Floor 19, 41 Connaught Road Central Hong Kong
	Fidelity Management & Research (Japan) Inc.	Kamiyacho Prime Place, 1-17 Toromon-4-Chrome, Minato-ku, Tokyo Japan
Strategic Advisers Emerging Markets	Pyramis	See above
Strategic Advisers Growth/Strategic Advisers Growth Multi-Manager	ClariVest Asset Management LLC (ClariVest)	11452 El Camino Real, Suite 250 San Diego, CA 92139
	Pyramis	See above
	Waddell & Reed Investment Management Company (WRIMCO)	6300 Lamar Avenue, P.O. Box 29217 Overland Park, KS 66201-9217
	Winslow Capital Management, Inc. (Winslow)	4720 IDS Tower, 80 South Eight Street Minneapolis, MN 55402
Strategic Advisers International	Causeway Capital Management LLC (Causeway)	11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025
	Massachusetts Financial Services Company (MFS)	500 Boylston Street Boston, MA 02116
	Pyramis	See above
	William Blair & Company, LLC (William Blair)	222 W. Adams Street Chicago, IL 60606
Strategic Advisers International II	Pyramis	See above
Strategic Advisers Small Mid Cap	Advisory Research Inc. (ARI)	Two Prudential Plaza, Suite 5500 Chicago, IL 60601
	Fred Alger Management, Inc. (Alger Management)	111 Fifth Avenue New York, NY 10003
	Evercore Asset Management (Evercore)	55 East 52nd Street, 23rd Floor New York, NY 10055
	Invesco Advisers Inc. (Invesco)	1555 Peachtree, N.E. Atlanta, GA 30309
	Neuberger Berman Management LLC (Neuberger Berman)	605 Third Avenue New York, NY 10158
	Pyramis	See above
	Systematic Financial Management L.P. (Systematic)	300 Frank W. Burr Blvd., 7th Floor Teaneck, NJ 07666
Strategic Advisers Value/Strategic Advisers Value Multi-Manager	Brandywine Global Investment Management, LLC (Brandywine Global)	2929 Arch Street Philadelphia, PA 19104
	Cohen & Steers Capital Management Inc. (Cohen & Steers)	280 Parke Avenue New York, NY 10017
	Eaton Vance Management (Eaton Vance)	Two International Place Boston, MA 02110
	LSV Asset Management (LSV)	155 North Wacker Drive, Suite 4600 Chicago, IL 60606
	Pyramis	See above

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the funds' outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Unless otherwise indicated, shares of each fund of the trust issued and outstanding as of September 30, 2011 are shown in the following table:

Fund	Number of Shares
Strategic Advisers Core	740,319,743
Strategic Advisers Core Income	697,537,286
Strategic Advisers Core Multi-Manager+	5,000,000
Strategic Advisers Emerging Markets	185,321,574
Strategic Advisers Growth	634,924,674
Strategic Advisers Growth Multi-Manager+	5,000,000
Strategic Advisers Income Opportunities	281,523,621
Strategic Advisers International	1,390,323,791
Strategic Advisers International II	116,535,550
Strategic Advisers Small-Mid Cap	229,708,202
Strategic Advisers U.S. Opportunity	280,593,780
Strategic Advisers U.S. Opportunity II	59,047,498
Strategic Advisers Value	504,173,660
Strategic Advisers Value Multi-Manager+	1,000,000

+ Fund had not commenced operations as of September 30, 2011. Information provided is as of November 16, 2011, the fund's commencement date.

For each fund except the Multi-Manager Funds, as of September 30, 2011 , the nominees, Trustees, and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.

 For each Multi-Manager Fund, as of November 16, 2011, the nominees, Trustees and officers of the trust owned, in the aggregate less than 1% of the fund's outstanding shares.

 For each Multi-Manager Fund, as of November 16, 2011, 100% of the fund's total outstanding shares was held by FIMM LLC. The principal business address of FIMM LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund on the relevant date.

Strategic Advisers has advised the trust that certain shares are registered to Strategic Advisers or an Strategic Adviser affiliate. To the extent that Strategic Adviser or an Strategic Adviser affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on November 21, 2011 will be entitled to receive notice of and to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of a fund's annual and/or semi annual reports, if available, call 1-800-835-5092 (plan accounts) or 1-800-544-3455 (all other accounts), visit the web site www.401k.com (plan accounts) or at www.fidelity.com (all other accounts), or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires a plurality of the shares of the trust voted in person or by proxy at the Meeting. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect. With respect to Proposal 2, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal.

1. TO ELECT ONE TRUSTEE TO THE BOARD OF TRUSTEES.

The purpose of this proposal is to elect one Trustee to the Board of Trustees of the trust. Pursuant to the provisions of the Trust Instrument of the trust, the Trustees have determined that the number of Trustees shall be fixed at five. It is intended that the enclosed proxy will be voted for the nominee listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless she is proposed to begin service at a later date.

Amy Butte Liebowitz, currently serves as a Trustee, but was not elected to her position by shareholders of the trust. Ms. Butte Liebowitz was selected by the trust's Governance and Nominating Committee (see page 22 of this proxy statement) and was appointed to the Board at a meeting held on September 8, 2011. For additional information about the criteria for selecting nominees see the section entitled "Standing Committee of the Funds' Trustees" beginning on page 21 of this proxy statement. The nominee oversees 20 funds advised by Strategic Advisers or an affiliate.

In the election of a Trustee, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Independent Nominee:

Correspondence intended for the Independent Nominee (that is, the nominee that is not an interested person (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience*
Amy Butte Liebowitz (43)+

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004 to 2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

* The information above includes the nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee's qualifications to serve as a Trustee, which led to the conclusion that the nominee should be nominated to serve as a Trustee for the trust.

+ A third-party search firm retained by the Trustees who are not "interested persons" of the trust (the Independent Trustees) recommended Ms. Butte Liebowitz as a nominee.

The Trustees, including the nominee if elected, will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of one Interested and four Independent Trustees, met four times during the fiscal years ended February 28, 2011, and May 31, 2011. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page 21.

The following table sets forth information describing the dollar range of equity securities beneficially owned by the nominee and each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee or Trustee as of October 31, 2011.

Interested Trustee

DOLLAR RANGE OF FUND SHARES	Roger T. Servison
Strategic Advisers Core Fund
none

Strategic Advisers Core Income Fund
none

Strategic Advisers Core Multi-Manager Fund
none

Strategic Advisers Emerging Markets Fund
none

Strategic Advisers Growth Fund
none

Strategic Advisers Growth Multi-Manager Fund
none

Strategic Advisers Income Opportunities Fund
none

Strategic Advisers International Fund
none

Strategic Advisers International II Fund
none

Strategic Advisers Small Mid Cap Fund
none

Strategic Advisers U.S. Opportunity Fund
none

Strategic Advisers U.S. Opportunity II Fund
none

Strategic Advisers Value Fund
none

Strategic Advisers Value Multi-Manager Fund
none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
none

Independent Nominee and Independent Trustees

DOLLAR RANGE OF FUND SHARES	Peter C. Aldrich	Amy Butte Liebowitz[1]	Ralph F. Cox	Karen Kaplan
Strategic Advisers Core Fund	none	none	over $100,000	none
Strategic Advisers Core Income Fund	none	none	over $100,000	none
Strategic Advisers Core Multi-Manager Fund	none	none	none	none
Strategic Advisers Emerging Markets Fund	none	none	$50,001 - $100,000	none
Strategic Advisers Growth Fund	none	none	over $100,000	none
Strategic Advisers Growth Multi-Manager Fund	none	none	none	none
Strategic Advisers Income Opportunities Fund	none	none	$50,001 - $100,000	none
Strategic Advisers International Fund	none	none	over $100,000	none
Strategic Advisers International II Fund	none	none	over $100,000	none
Strategic Advisers Small-Mid Cap Fund	none	none	over $100,000	none
Strategic Advisers U.S. Opportunity Fund	none	none	over $100,000	none
Strategic Advisers U.S. Opportunity II Fund	none	none	over $100,000	none
Strategic Advisers Value Fund	none	none	over $100,000	none
Strategic Advisers Value Multi-Manager Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none	over $100,000	none

The following table sets forth information describing the compensation of the nominee, each Trustee, and Member of the Advisory Board for his or her services for the fiscal year ended February 28, 2011, or May 31, 2011, or calendar year ended December 31, 2010, as applicable.

Compensation Table[2]

AGGREGATE COMPENSATION FROM A FUND	Peter C. Aldrich	Amy Butte Liebowitz[1]	Ralph F. Cox	Karen Kaplan
Strategic Advisers Core Fund	$ 15,878	$ 0	$ 15,878	$ 15,878
Strategic Advisers Core Income Fund	$ 7,650	$ 0	$ 7,650	$ 8,650
Strategic Advisers Core Multi-Manager Fund+	$ 114	$ 114	$ 114	$ 114
Strategic Advisers Emerging Markets Fund+	$ 2,599	$ 0	$ 2,599	$ 2,599
Strategic Advisers Growth Fund	$ 9,404	$ 0	$ 9,404	$ 9,404
Strategic Advisers Growth Multi-Manager Fund+	$ 114	$ 114	$ 114	$ 114
Strategic Advisers Income Opportunities Fund	$ 3,149	$ 0	$ 3,149	$ 3,546
Strategic Advisers International Fund	$ 17,613	$ 0	$ 17,613	$ 19,721
Strategic Advisers International II Fund	$ 1,959	$ 0	$ 1,959	$ 2,241
Strategic Advisers Small-Mid Cap Fund	$ 4,048	$ 0	$ 4,048	$ 4,529
Strategic Advisers U.S. Opportunity Fund	$ 4,222	$ 0	$ 4,222	$ 4,782
Strategic Advisers U.S. Opportunity II Fund	$ 1,211	$ 0	$ 1,211	$ 1,382
Strategic Advisers Value Fund	$ 14,758	$ 0	$ 14,758	$ 14,758
Strategic Advisers Value Multi-Manager Fund+	$ 41	$ 41	$ 41	$ 41
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 80,000	$ 0	$ 80,000	$ 85,000

1 Effective September 8, 2011, Ms. Butte Liebowitz serves as a Member of the Board of Trustees.

2 Roger T. Servison and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

+ Amounts have been estimated for the fund's initial fiscal year.

A Reflects compensation received for the calendar year ended December 31, 2010, for 17 funds in two trusts.

2. TO APPROVE AN ADDITIONAL SUB-ADVISORY AGREEMENT AMONG STRATEGIC ADVISERS, PYRAMIS, AND THE TRUST, ON BEHALF OF STRATEGIC ADVISERS CORE FUND.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of the Strategic Advisers Core Fund (Core Fund) approve an additional sub-advisory agreement among Strategic Advisers, Pyramis, and the trust, on behalf of the Core Fund, (the Proposed Agreement). A copy of the Proposed Agreement is supplied as Exhibit 1 on page 38.

The primary purpose of the proposal is to facilitate the adoption of an additional sub-advisory agreement under which Pyramis would manage an additional sub-advised sleeve of the Core Fund's assets employing a strategy identical to one currently employed by a fund held by the Core Fund.

If the Proposed Agreement is approved, the Core Fund will is expected to redeem its shares of this other fund and begin allocating assets to Pyramis to be managed employing a substantially similar strategy. After implementation, Strategic Advisers estimates that total annual fund operating expenses will decrease by approximately 0.06%.

On September 8, 2011, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the Core Fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. Strategic Advisers provided information to the Trustees to assist them in their deliberations. The Trustees determined that allowing Strategic Advisers to allocate a portion of the Core Fund's assets to Pyramis is in the best interest of both the Core Fund and its shareholders. For details regarding the Board's considerations, please see the section titled "Board Approval of Investment Advisory Contract and Management Fees" beginning on page 14.

Under the Proposed Agreement, Strategic Advisers could also grant investment management authority with respect to all or a portion of the Core Fund's assets to Pyramis. If Pyramis were to exercise investment management authority on behalf of the Core Fund, it would be required, subject to the supervision of Strategic Advisers, to direct the investments of the Core Fund in accordance with the Core Fund's investment objective, policies, and limitations as provided in the Core Fund's prospectus or other governing instruments and such other limitations as the Core Fund may impose by notice in writing to Strategic Advisers or Pyramis. If Strategic Advisers grants investment management authority to Pyramis with respect to all or a portion of the Core Fund's assets, Pyramis would be authorized to buy or sell stocks, bonds, and other securities for the Core Fund subject to the overall supervision of Strategic Advisers and the Board of Trustees.

If approved by shareholders, the Proposed Agreement would take effect on or about January 27, 2012 and would continue in force until September 2013 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the Core Fund.

The Proposed Agreement could be transferred to a successor of Pyramis without resulting in its termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days' written notice by Strategic Advisers and on 90 days' written notice by Pyramis and would terminate automatically in the event of its assignment.

The following tables describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the Core Fund. The annual fund operating expenses provided below compares the expenses paid by the Core Fund during the fiscal year ended May 31, 2011, to the expenses that would have been paid during the same period if the Proposed Agreement had been in effect.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
MAY 31, 2011

Annual Fund Operating Expenses (as a percentage of average net assets)

	Actual Expenses	Proposed Agreement
Management Fee (fluctuates based on the Core Fund's allocation among underlying funds and sub-advisers)	0.41%	0.45%
Distribution and/or service (12b-1) Fee	None	None
Other Expenses	0.00%	0.00%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.63%	0.53%
Total annual fund operating expenses	1.04%	0.98%
Fee waiver and/or expense reimbursementA	0.25%	0.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.79%	0.73%

A Strategic Advisers has contractually agreed that Core Fund's maximum aggregate annual management fee will not exceed 1.00% of the Core Fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the Core Fund's management fee in an amount equal to 0.25% of the Core Fund's average daily net assets. This arrangement will remain in effect through September 30, 2014, unless terminated or modified earlier with the approval of the Core Fund's Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	1 Year	3 Years	5 Years	10 Years
Actual Expenses	$ 81	$ 252	$ 493	$ 1,195
Proposed Agreement	$ 75	$ 233	$ 460	$ 1,125

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the Core Fund. The example above should not be considered as a representation of past or future expenses of the Core Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the Core Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved by shareholders of the Core Fund, the Board of Trustees will consider what other action is in the best interest of the Core Fund and its shareholders.

BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACT AND
MANAGEMENT FEES

On September 8, 2011, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an additional sub-advisory agreement (the Sub-Advisory Agreement) with Pyramis, an affiliate of Strategic Advisers, for the Core Fund and to submit the Sub-Advisory Agreement to shareholders for their approval. If approved by shareholders, the Sub-Advisory Agreement will establish an additional investment mandate that the existing agreement (Existing Pyramis Agreement) does not contemplate.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement; (i) is in the best interests of the Core Fund and its shareholders and that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and (ii) does not involve a conflict of interest from which Strategic Advisers or Pyramis derives an inappropriate advantage. In addition, the Board found that the advisory fees to be charged under the Proposed Agreement will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of the any underlying fund in which the Core Fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within Pyramis, including the backgrounds of Pyramis' investment personnel, and also took into consideration the Core Fund's investment objective and discipline. The Board also considered the structure of Pyramis' and certain of its affiliates' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Core Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Pyramis' investment staff, their use of technology, and Pyramis' approach to recruiting, managing, and compensating investment personnel. The Board noted that analysts employed by Pyramis and certain of its affiliates have extensive resources, tools and capabilities that allow them to conduct sophisticated fundamental and quantitative analysis. Additionally, in their deliberations, the Board considered Pyramis' and certain of its affiliates' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Pyramis under the Sub-Advisory Agreement and (ii) the resources to be devoted to the Core Fund's compliance policies and procedures.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided the Core Fund under the Sub-Advisory Agreement should benefit the Core Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the Core Fund to the Core Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to Pyramis and the Core Fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Core Fund's management fee through September 30, 2014 and noted that the Core Fund's maximum aggregate annual management fee rate may not exceed 1.00%. The Board noted that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the Core Fund.

Based on its review, the Board concluded that the Core Fund's management fee structure and projected total expenses were fair and reasonable in light of the services that the Core Fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement has no impact on the maximum management fee paid by the Core Fund, the Board did not consider the Core Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Core Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any. The Board considered the receipt of these benefits in light of Strategic Advisers' and its affiliates' profitability and other considerations described above.

Possible Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Core Fund. The Board noted that the Sub-Advisory Agreement, like the Existing Pyramis Agreement, provides for breakpoints as the Core Fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the considerations noted above, and after considering all factors it believed relevant, the Board ultimately concluded that approval of the Sub-Advisory Agreement (i) is in the best interests of the Core Fund and its shareholders and that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and (ii) does not involve a conflict of interest from which Strategic Advisers of Pyramis derives an inappropriate advantage. In addition, the Board found that the advisory fees to be changed under the Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the Core Fund may invest. Finally, the Board concluded that the Sub-Advisory Agreement should be approved and submitted to shareholders for their approval.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

Certain information concerning the Trustees of the trust, except for Ms. Butte Liebowitz, is set forth below. Information concerning Ms. Butte Liebowitz is set forth in Proposal 1.

Interested Trustee*:

Correspondence intended for the Interested Trustee (that is, the trustee that is an interested person (as defined in the 1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience**
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

* Trustee has been determined to be "Interested*" by virtue of, among other things, his affiliation with the trust or various other entities under common control with Strategic Advisers.

** The information above includes the trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the trustee's qualifications to serve as a Trustee, which led to the conclusion that the trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for the Independent Trustees may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience*
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010).

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

Howard E. Cox, Jr. is a Member of the Advisory Board of Fidelity Rutland Square Trust II. The executive officers of the funds include: Kenneth B. Robins, Marc Bryant, Holly C. Laurent, Nicholas E. Steck, Laura M. Doherty, Adrien E. Deberghes, Jonathan Davis, and Margaret A. Carey. Additional information about Mr. Cox and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Member hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Cox may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation*
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of each fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of each fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of each fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of each fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of each fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2010-present). Mr. Deberghes also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of each fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of each fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings of shareholders.

Standing Committees of the Funds' Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.

The Audit Committee is composed of Ms. Butte Liebowitz (Chair), Messrs. Aldrich and Cox, and Ms. Kaplan. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately periodically with the funds' Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (ii) financial reporting processes of the funds, (iii) the independence, objectivity and qualification of the auditors to the funds, (iv) the annual audits of the funds' financial statements, and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding such fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee obtains assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee receives reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews with management, internal auditors, and outside counsel the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect a fund's ability to record, process, summarize, and report financial data; (ii) any change in a fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, such fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers' internal controls over financial reporting. The committee reviews with counsel any legal matters that may have a material impact on the funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee oversees and receives reports on the funds' financial reporting process, discusses with Strategic Advisers, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee reviews with Strategic Advisers, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the funds' financial statements. The committee reviews periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect to the funds' compliance with their name tests and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the funds, and anti-money laundering requirements. During the fiscal year ended February 28, 2011 or May 31, 2011, as the case may be, the committee held four meetings.

The Governance and Nominating Committee is composed of Mr. Ralph Cox (Chair), Mr. Aldrich, and Mses. Butte Liebowitz and Kaplan. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter with respect to Nominations of the Independent Trustee is attached as Exhibit 2 to this proxy statement. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures that the committee considers warranted. The committee makes recommendations as to the size and members, the chair, vice chair, if any, alternate presiding members and alternate members of each standby or ad hoc committee. The committee reviews the annual calender of Board committee meetings and the schedule for consideration of routine or recurring matters and makes recommendations on the requirements for, and means of, Board orientation and training. It monitors the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee addresses all matters that it considers relevant to the performance of the Board of Trustees and reports the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee has authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee considers nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. During the fiscal year ended February 28, 2011 or May 31, 2011, as the case may be, the committee held three meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a funds' independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to Strategic Advisers and entities controlling, controlled by, or under common control with Strategic Advisers that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are reported to the Audit Committee on a periodic basis.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and Strategic Adviser's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each of the fiscal years ended February 28, 2011 and February 28, 2010 or May 31, 2011 and May 31, 2010, as the case may be, the fees billed by PwC for services rendered to each fund, or its predecessor, as the case may be, are shown in the table below. Information is not included for the Multi-Manager Funds because these funds commenced operations on November 16, 2011.

February 28, 2011A,B	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Income Fund	$ 40,000	$ -	$ 4,000	$ -
Strategic Advisers Emerging Markets Fund	$ 20,000	$ -	$ 1,400	$ -
Strategic Advisers Income Opportunities Fund	$ 24,000	$ -	$ 1,400	$ -
Strategic Advisers International Fund	$ 40,000	$ -	$ 4,000	$ -
Strategic Advisers International II Fund	$ 39,000	$ -	$ 4,000	$ -
Strategic Advisers Small-Mid Cap Fund	$ 40,000	$ -	$ 4,000	$ -
Strategic Advisers U.S. Opportunity Fund	$ 24,000	$ -	$ 1,400	$ -
Strategic Advisers U.S. Opportunity II Fund	$ 24,000	$ -	$ 1,400	$ -
February 28, 2010A,B	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Income Fund	$ 26,000	$ -	$ 1,400	$ -
Strategic Advisers Emerging Markets Fund	$ -	$ -	$ -	$ -
Strategic Advisers Income Opportunities Fund	$ 26,000	$ -	$ 1,400	$ -
Strategic Advisers International Fund	$ 26,000	$ -	$ 1,400	$ -
Strategic Advisers International II Fund	$ 26,000	$ -	$ 1,400	$ -
Strategic Advisers Small-Mid Cap Fund	$ 26,000	$ -	$ 1,400	$ -
Strategic Advisers U.S. Opportunity Fund	$ 26,000	$ -	$ 1,400	$ -
Strategic Advisers U.S. Opportunity II Fund	$ 26,000	$ -	$ 2,400	$ -
May 31, 2011A,C,D	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$ 50,000	$ -	$ 4,000	$ -
Strategic Advisers Growth Fund	$ 42,000	$ -	$ 4,000	$ -
Strategic Advisers Value Fund	$ 50,000	$ -	$ 4,000	$ -
May 31, 2010A,C,D	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$ 37,000	$ -	$ 3,500	$ -
Strategic Advisers Growth Fund	$ -	$ -	$ -	$ -
Strategic Advisers Value Fund	$ 43,000	$ -	$ 3,500	$ -

A Amounts may reflect rounding.

B Strategic Advisers Emerging Markets Fund commenced operations on September 30, 2010.

C Strategic Advisers Core Fund commenced operations on December 30, 2009.

D Strategic Advisers Growth Fund commenced operations on June 2, 2010.

In each of the fiscal years ended February 28, 2011 and February 28, 2010 or May 31, 2011 and May 31, 2010, as the case may be, the fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund, or its predecessor, as the case may be, are shown in the table below. Information is not included for the Multi-Manager Funds because these funds commenced operations on November 16, 2011.

February 28, 2011A	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$ 2,550,000	$ -	$ 510,000
February 28, 2010A	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$ 2,250,000	$ -	$ -
May 31, 2011A	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$ 1,960,000	$ -	$ 365,000
May 31, 2010A	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$ 1,530,000	$ -	$ 145,000

A Amounts may reflect rounding.

"Audit Fees" represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a funds' financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

For each of the fiscal years ended February 28, 2011 and February 28, 2010 or May 31, 2011 and May 31, 2010, as the case may be, the aggregate non-audit fees billed by PwC for services rendered to each fund, or its predecessor, as the case may be, and any Fund Service Provider are shown in the table below. Information is not included for the Multi-Manager Funds, because these funds commenced operations on November 16, 2011.

February 28, 2011A	Aggregate Non-Audit Fees
PwC	$ 4,970,000
February 28, 2010A	Aggregate Non-Audit Fees
PwC	$ 2,860,000
May 31, 2011A	Aggregate Non-Audit Fees
PwC	$ 4,140,000
May 31, 2010A	Aggregate Non-Audit Fees
PwC	$ 2,560,000

A Amounts may reflect rounding.

There were no non-audit services approved or required to be approved by the trust's Audit Committee pursuant to the de minimis exception during the funds' last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

ACTIVITIES AND MANAGEMENT OF STRATEGIC ADVISERS

Strategic Advisers, a wholly owned subsidiary of FMR LLC formed in 1988, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to the Core Fund and advised by Strategic Advisers is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 3 beginning on page 58.

Strategic Advisers, its officers and directors, its affiliated companies, and the Trustees, may from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by Strategic Advisers. Transactions include mortgages and personal and general business loans. In the judgment of Strategic Advisers, the terms and conditions of any such transaction would not be influenced by existing or potential custodial or other fund relationships.

The Directors of Strategic Advisers are William Ebsworth, Chief Investment Officer; Howard Galligan, Chief Operating Officer; and Roger T. Servision. Mr. Servision is also a Trustee of the trust and other funds advised by Strategic Advisers. The following people are currently officers of the trust and officers or employees of FMR or FMR LLC: Kenneth B. Robins, President and Treasurer of the trust, Marc Bryant, Secretary and Chief Legal Officer of the trust, Holly C. Laurent, Anti-Money Laundering (AML) Officer of the trust, Nicholas E. Steck, Chief Financial Officer of the trust, Laura M. Doherty, Chief Compliance Officer of the trust, Adrien E. Deberghes, Assistant Treasurer of the trust, and Margaret A. Carey, Assistant Secretary of the trust. With the exception of Ralph F. Cox, all of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of Strategic Advisers is owned by its parent company, FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

During the period June 1, 2010 through September 30, 2011, no transactions were entered into by Trustees and the nominee as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

ACTIVITIES AND MANAGEMENT OF FIRST EAGLE

First Eagle is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned Delaware holding company. First Eagle is based in New York City since 1937. Arnhold and S. Bleichroeder Holdings, Inc. is the successor firm to two German banking houses-Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. First Eagle provides investment advisory services to mutual funds, private investment funds, high net worth individuals, and separately managed accounts.

The Directors of First Eagle are Henry H. Arnhold; John P. Arnhold, Chairman and Chief Investment Officer; Michael M. Kellen, Vice Chairman; and Bridget A. Macaskill, President and Chief Executive Officer. Henry H. Arnhold is also Chairman of the Board of Arnhold and S. Bleichroeder Holdings, Inc.; Trustee, The New School for Social Research; Director, Conservation International, President, Arnhold Ceramics. John P. Arnhold is also Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Director, Arnhold Ceramics; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame, President and Trustee, First Eagle Funds and First Eagle Variable Funds; Chairman, CEO and Director, FEF Distributors, LLC. Mr. Kellen is also Co-CEO, Co-President, and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Director, FEF Distributors, LLC; Ms. Macaskill is also Arnhold and S. Bleichroeder Holdings, Inc., Director; Prudential plc, Board Member; TIAA-CREF Funds, Trustee; North Shore Land Alliance, Trustee; Member of Campaign Board, University of Edinburgh. First Eagle's primary offices are located 1345 Avenue of the Americas, New York, New York 10105.

ACTIVITIES AND MANAGEMENT OF LAZARD

Lazard Asset Management LLC (Lazard) is a Delaware limited liability company registered with the SEC. It is a subsidiary of Lazard Frères & Co. LLC (LF&Co.), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol "LAZ."  These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC. Lazard Asset Management LLC is owned by LF&Co.

Lazard was formally established, and registered with the Securities and Exchange Commission as an investment adviser, on May 1, 1970. Lazard derives 100% of its revenues from investment management services.

The Lazard Asset Management LLC Board of Directors is comprised of the following individuals: Ashish Bhutani, Chief Executive officer of Lazard Asset Management LLC; Kenneth M. Jacobs, Chairman and Chief Executive Officer of Lazard Ltd.; Alexander F. Stern, Chief Operating Officer of Lazard Ltd. The principal business address of the Directors is 30 Rockefeller Plaza, New York, NY 10112.

ACTIVITIES AND MANAGEMENT OF PYRAMIS

Pyramis is a wholly-owned subsidiary of FMR LLC formed in 2005 to focus on institutional clients. Pyramis offers clearly defined, traditional long-only, equity, fixed income, asset allocation, and alternative disciplines to its institutional investors as well as customized solutions to meet specific client investment and business objectives. Pyramis serves corporate and public employee pension and retirement funds, endowments and foundations, and other institutional investors. Pyramis offers its investment strategies through commingled pools, separate accounts, limited partnerships, and UCITS and is able to leverage the extensive global investment resources and capabilities of Fidelity. Funds with investment objectives similar to Strategic Advisers Core Fund for which Strategic Adviser has entered into a sub-advisory agreement with Pyramis, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 3 beginning on page 58.

The Directors and Officers of Pyramis are Kevin Uebelein, Director, President and CEO, Young Chin, Director and Chief Investment Officer, Michael Palermo, Director and Senior Vice President, Head of Relationship Management, and Michael Barnett, Director and Head of North American Institutional Sales, Douglas Moore, Chief Financial Officer, Clay Luby, Treasurer, Michael Cappucci, Secretary, Mark Friebel, Senior Vice President, David Shore, Assistant Secretary, Charles Morgan, Assistant Secretary, and Kenneth Rathgeber, Chief Compliance Officer. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is 900 Salem Street, Smithfield, Rhode Island 02917.

FMR LLC, is the ultimate parent company of Pyramis. Information regarding FMR LLC is contained on page 28 under the section captioned "Activities and Management of Strategic Advisers."

ACTIVITIES AND MANAGEMENT OF T. ROWE PRICE

T. Rowe Price Group, Inc., a publicly-traded (NASDAQ: TROW) financial services holding company, owns 100% of the stock of T. Rowe Price and all of its subsidiaries. T. Rowe Price was formed in 1937 to serve as investment adviser to individual and institutional investors.

The Directors of T. Rowe Price are Edward Cage Bernard, Director and Vice President; James Aloysius Charles Kennedy, President/Director; Barbara Ann Van Horn, Secretary; John Raymond Gilner, Chief Compliance Officer and Vice President; Brian Charles Rogers, Chief Investment Officer/Director and Vice President; Kenneth Van Moreland, Chief Financial Officer and Vice President; David Oestreicher, Chief Legal Officer and Vice President; William Joseph Stromberg, Director and Vice President. The principal business address of the Directors is 100 East Pratt Street, Baltimore, Maryland 21202.

PRESENT MANAGEMENT CONTRACT

The Core Fund's management contract, dated December 3, 2009, was initially approved by the Board of Trustees on December 3, 2009. The initial shareholder of the Core Fund approved the management contract on December 29, 2009, in connection with the commencement of fund operations, and the Board of Trustees last approved the continuance of the management contract at a meeting held on September 8, 2011. Such approval allows future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into additional sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with an additional unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Strategic Advisers has retained First Eagle, Lazard, Pyramis, and T. Rowe Price to serve as sub-advisers for the Core Fund. The sub-advisers do not sponsor the Core Fund.

It is not possible to predict the extent to which the fund's assets will be allocated to a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the Core Fund at any given time.

Management and Sub-Advisory Services. Under the terms of its management contract with the Core Fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Core Fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the Core Fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the Core Fund with all necessary office facilities and personnel for servicing the Core Fund's investments, compensate all officers of the Core Fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the Core Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the Core fund. These services include providing facilities for maintaining the Core Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Core Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Core Fund's records and the registration of the Core Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Core Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the Core Fund's assets in accordance with the fund's investment objective, policies and limitations.

Management-Related Expenses. Under the terms of the Core Fund's management contract, Strategic Advisers, either itself or through an affiliate, is responsible for payment of all operating expenses of the Core Fund with certain exceptions. Specific expenses payable by Strategic Advisers include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the Core Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The Core Fund's management contract further provides that Strategic Advisers will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the Core Fund's transfer agent agreement, the transfer agent bears these costs. Strategic Advisers also pays all fees associated with transfer agency services and pricing and bookkeeping services.

Strategic Advisers pays all other expenses of the Core Fund with the following exceptions: fees and expenses of the Independent Trustees, interest on borrowings, taxes, brokerage commissions (if any), shareholder charges (if any) associated with investing in the underlying funds, prime brokerage fees and expenses, including margin interest and payments in lieu of dividends associated with short sale transactions, and such non-recurring expenses as may arise, including costs of any litigation to which the Core Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of Strategic Advisers under the management contract, the Core Fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the Core Fund's average daily net assets throughout the month plus the total fees payable monthly to the Core Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Core Fund's assets; provided, however, that the Core Fund's maximum aggregate annual management fee will not exceed 1.00% of the Core Fund's average daily net assets and that the fee, so computed, will be reduced by the compensation, including reimbursement of expenses, paid by the Core Fund to the Independent Trustees.

In addition, Strategic Advisers has contractually agreed to waive a portion of the Core Fund's management fee in an amount equal to 0.25% of the average daily net assets of the Core Fund until September 30, 2014. The fee waiver by Strategic Advisers increases the Core Fund's returns.

The following table shows the amount of management fees paid by the Core Fund to Strategic Advisers for the past two fiscal years as well as the amount of credits and waivers reducing management fees for the Core Fund.

Fiscal Years Ended May 31	Amount of Waivers Reducing Management Fees	Amounts of Credits Reducing Management Fees	Management Fees Paid to Strategic Advisers	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the Core Fund
2011	$ 16,216,221	$ 300	$ 9,935,303*	0.1539%*
2010A	$ 2,411,823	$ 25	$ 1,689,782*	0.1751%B

* After reduction of fees and expenses paid by the fund to the Independent Trustees.

A Fund commenced operations on December 30, 2009.

B Annualized.

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of the Core Fund's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by Strategic Advisers will increase the Core Fund's returns, and repayment of the reimbursement by the Core Fund will decrease its returns.

Distribution Agreement. The Core Fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Core Fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

Transfer and Service Agent Agreements. The Core Fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for the Core Fund.

The Core Fund has entered into a service agent agreement with FSC, an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the net asset value and dividends for the fund and maintains the Core Fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the Core Fund's average daily net assets throughout the month.

Strategic Advisers bears the cost of pricing and bookkeeping services under the terms of its management contract with the Core Fund.

SUB-ADVISORY AGREEMENTS

First Eagle. The Core Fund and Strategic Advisers have entered into a sub-advisory agreement, dated December 7, 2009, with First Eagle (First Eagle Agreement) pursuant to which First Eagle may provide investment advisory services for the Core Fund. Under the terms of the First Eagle Agreement, for providing investment management services to the Core Fund, Strategic Advisers pays First Eagle fees based on the average net assets of the portion of the fund managed by First Eagle pursuant to separately negotiated investment mandates (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by First Eagle under the applicable Strategy. "Aggregated Assets" for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by First Eagle pursuant to that Strategy. On December 7, 2009, pursuant to the terms of the Exemptive Order, the Board of Trustees approved, on behalf of the fund, the First Eagle Agreement, which became effective on that date.

Lazard. The Core Fund and Strategic Advisers have entered into a sub-advisory agreement, dated December 3, 2009, with Lazard (Lazard Agreement) pursuant to which Lazard may provide investment advisory services for the Core Fund. Under the terms of the Lazard Agreement, for providing investment management services to the Core Fund, Strategic Advisers pays Lazard fees based on the average net assets of the portion of the fund managed by Lazard pursuant to a Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Lazard under the applicable Strategy. "Aggregated Assets" for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Lazard pursuant to that Strategy. On December 3, 2009, pursuant to the terms of the Exemptive Order, the Board of Trustees approved, on behalf of the Core Fund, the Lazard Agreement, which became effective on that date.

Pyramis. The Core Fund and Strategic Advisers have entered into the Existing Pyramis Agreement, dated December 3, 2009, pursuant to which Pyramis may provide investment advisory services for the Core Fund. Under the terms of the Existing Pyramis Agreement, for providing investment management services to the Core Fund, Strategic Advisers pays Pyramis fees based on the average net assets of the portion of the Core Fund managed by Pyramis pursuant to a Strategy. The fees are calculated using the effective rate applicable to "Aggregated Assets" managed by Pyramis pursuant to the particular Strategy. "Aggregated Assets" for a particular Strategy means the total assets managed by Pyramis pursuant to that Strategy in any registered investment company advised by Strategic Advisers.

Pyramis has not currently been allocated a portion of the Core Fund's assets to manage under the Existing Pyramis Agreement.

On December 3, 2009, pursuant to the terms of the Exemptive Order, the Board of Trustees approved, on behalf of the Core Fund, the Existing Pyramis Agreement, which became effective on that date.

T. Rowe Price. The Core Fund and Strategic Advisers have entered into a sub-advisory agreement, dated June 3, 2010, with T. Rowe Price (T. Rowe Price Agreement) pursuant to which T. Rowe Price may provide investment advisory services for the Core Fund. Under the terms of the T. Rowe Price Agreement, for providing investment management services to the Core Fund, Strategic Advisers pays T. Rowe Price fees based on the average net assets of the portion of the fund managed by T. Rowe Price pursuant to a Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by T. Rowe Price under the applicable Strategy. "Aggregated Assets" for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by T. Rowe Price pursuant to that Strategy. On June 3, 2010, pursuant to the terms of The Exemptive Order, the Board of Trustees approved, on behalf of the Core Fund, the T. Rowe Price Agreement which became effective on that date.

The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the Core Fund, to sub-advisers for the past two fiscal years.

Fiscal Years Ended May 31	Aggregate Sub-Advisory Fees Paid	As a % of Average Net Assets of the Core Fund
2011	$ 9,983,061	0.1546%
2010A	$ 1,714,726	0.1778%B

A Fund commenced operations on December 30, 2009.

B Annualized.

PORTFOLIO TRANSACTIONS

To the extent that Strategic Advisers grants investment management authority over an allocated portion of the Core Fund's assets to a sub-adviser, that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities are placed on behalf of the Core Fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement. Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. The Core Fund will not incur transaction costs such as commissions, when it buys and sells shares of affiliated funds and non-affiliated funds, but it will incur such costs when it buys or sells other types of securities, including non-affiliated exchange traded funds (ETFs) directly.

Strategic Advisers or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), with whom they are under common control, provided Strategic Advisers or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS as a clearing agent. An unaffiliated sub-adviser may also place trades with certain brokers with whom the sub-adviser is affiliated provided the sub-adviser, determines that the affiliates trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. The following table shows the aggregate amount of commissions paid to broker dealers affiliated with the Core Fund for the fiscal year ended May 31, 2011.

Affiliated Broker	Brokerage Commissions Paid	% of Fund's Aggregate Brokerage Commissions Paid
Lazard Capital Markets	$ 45,719	1.10%

During the fiscal year ended May 31, 2011, T. Rowe Price, a sub-adviser to the fund, placed orders for the purchase and sale of securities with Lazard Capital Markets, a broker dealer that is an affiliate of Lazard. Lazard serves as an additional sub-adviser to the fund.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the trust, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals should identify the fund or funds implicated and must be received a reasonable time before the fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual and or Semi-annual Reports, if available, you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

INVESTMENT SUB-ADVISORY AGREEMENT
AMONG
STRATEGIC ADVISERS, INC.,
PYRAMIS GLOBAL ADVISORS, LLC
AND
FIDELITY RUTLAND SQUARE TRUST II

AGREEMENT, made this ___ day of _______, among Fidelity Rutland Square Trust II ("Trust"), a Delaware statutory trust, on behalf of Strategic Advisers Core Fund (the "Fund"), Strategic Advisers, Inc. ("Adviser"), a Massachusetts corporation, and Pyramis Global Advisors, LLC ("Sub-Adviser"), a Delaware limited liability company.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act");

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated December 3, 2009, as may be amended from time to time ("Advisory Agreement");

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser's duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund's assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1. Appointment

With respect to the portion of the assets of the Fund allocated, from time to time, by the Adviser to the Sub-Adviser, the Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 8 of this Agreement.

2. Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the "Board"), the Sub-Adviser will:

(a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the Securities and Exchange Commission ("SEC") on Form N-1A, as amended and supplemented from time to time (the "Registration Statement") and as provided by the Adviser to the Sub-Adviser;

(b) invest and reinvest the portion of the assets of the Fund allocated to the Sub-Adviser by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use;

(c) oversee the placement of purchase and sale orders on behalf of the Fund;

(d) employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund;

(e) subject to the understanding set forth in Section 11(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the portion of the assets of the Fund allocated to the Sub-Adviser may be invested in accordance with the Sub-Adviser's proxy voting policies and procedures as approved by the Board and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust's compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f) maintain books and records with respect to the Fund's securities transactions in accordance with applicable laws, rules and regulations; and

(g) to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust's other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, including furnishing the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities that the Fund may hold, and (3) establishing appropriate processes to promote the efficient exchange of information.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h) comply in all material respects with (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the Internal Revenue Code of 1986, as amended ("Code"), (4) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (5) the Trust's Trust Instrument and By-Laws or other organizational documents of the Trust and (6) any written instructions of the Adviser or the Board, provided the Sub-Adviser has had sufficient opportunity to implement such instructions;

The Adviser will provide the Sub-Adviser with advance notice of any change in the Fund's investment objectives, strategies, policies, limitations and restrictions as stated in the Registration Statement or in any procedures and policies adopted by the Board and/or the Adviser, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement and with respect to the portion of the Fund's assets allocated to the Sub-Adviser, manage the Fund's portfolio investments in compliance with such changes, provided the Sub-Adviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser and has had sufficient opportunity to implement such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of the modified Registration Statement reflecting such changes provided that such Registration Statement was so modified.

(i) manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M and, if applicable, section 817(h) of the Code and regulations issued thereunder;

(j) keep the Adviser and/or the Board informed of developments materially affecting the Fund's portfolio;

(k) make available to the Board, the Adviser, the Trust's Chief Compliance Officer ("CCO") and the Trust's administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Fund, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Fund such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser's Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m) review draft reports to shareholders and other documents provided to the Sub-Adviser with respect to the information therein that pertains to the Sub-Adviser or the services provided by the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o) promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding involving the affairs of the Trust or the Adviser or their affiliates brought against the Sub-Adviser or any of its management persons (as defined in Rule 206(4)-4 under the Advisers Act). The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust's Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p) not disclose information regarding Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust's policies on disclosure of portfolio holdings or as requested by the Adviser; however, Sub-Adviser may include the Fund's performance information in the calculation of composite performance information, provided that the Fund's performance information is included in the composite in such as way as to prevent anyone from identifying the information contributed by the Fund. In addition, the Adviser acknowledges that the Sub-Adviser manages other accounts following the same investment strategy as the Fund and that these accounts may have different portfolio holdings disclosure policies;

(q) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund's Form N-CSRs and Form N-Qs;

(r) provide reasonable assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance may include (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser or its affiliates who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) providing reasonable assistance to the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, provide assistance in fair valuation of the Trust; and (iv) maintaining records as required by applicable law with respect to any securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s) not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund's transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to such portion of the Fund's assets as may from time to time be allocated to the Sub-Adviser by the Adviser; and

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC and, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part II as updated from time to time. The Adviser hereby acknowledges having received a current copy of the Sub-Adviser's Form ADV Part II, current as of the date hereof.

In performing its obligations under this Agreement, the Sub-Adviser may rely upon information concerning the Fund's books and records provided to it by the Adviser, the custodian(s) or other agent(s) designated by the Adviser, and will not independently verify the accuracy or completeness of such information. The Sub-Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) shall not be liable for any loss, claim or damages related to such reliance.

3. Obligations of the Adviser and the Fund

The Adviser will provide, or has provided, to the Sub-Adviser, with a copy of the Registration Statement as filed with the SEC, and of the policies and procedures adopted by the Board and/or the Adviser which the Sub-Adviser is required to implement in managing the portion of the assets of the Fund allocated to the Sub-Adviser or such other information or documents necessary for the management of the Sub-Adviser's allocated portion of Fund assets as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Agreement, the Adviser shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective.

4. Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund's investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the Sub-Adviser's trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser's fiduciary obligations to the Fund and each of its other clients.

5. Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the portion of the assets of the Fund allocated to the Sub-Adviser by the Adviser.

6. Standard of Care, Limitation of Liability and Indemnification

(a) The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the "Adviser Indemnitees") in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser's failure to meet its standard of care and thereby causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M and, if applicable, section 817(h) of the Code and the regulations issued thereunder, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, shareholder reports, advertisements, sales literature, or other materials pertaining to the Trust or the Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement, or otherwise for breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a "Trustee" and, together, the "Trustees") or any individual Trustee or any officers.

(c) As used in this Section 6, the term "Sub-Adviser" shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Risk Acknowledgement

The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis. The Adviser understands that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic, political, business and structure risks and that those investment decisions will not always be profitable.

8. Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

9. Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney's fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a "manager-of-managers" exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

10. Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser's ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

11. Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a "service provider" to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Trust's CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust's efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the "federal securities laws" (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser's applicable compliance policies and procedures;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Trust's CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser's compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports and certifications concerning the Sub-Adviser's compliance program and special reports in the event of material compliance matters;

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access, including on-site visits with the Sub-Adviser as may be reasonably requested from time to time, to information regarding the aspects of the Sub-Adviser's compliance program that may expose the Adviser and the Trust to compliance risks or lead to a violation by the Trust, the Adviser or the Sub-Adviser of the federal securities laws;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser's compliance personnel by, among other things, providing the Adviser and the Trust's CCO and other officers with a specified individual within the Sub-Adviser's organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Trust's CCO, with such certifications as may be reasonably requested; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm's opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the annual SAS 70 Report prepared by the Sub-Adviser's independent auditors regarding the Sub-Adviser's internal controls.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

(c) Notwithstanding anything to the contrary herein, the Adviser acknowledges that Sub-Adviser is not the compliance agent for the Trust or for the Adviser, and does not have access to all of the Trust's books and records necessary to perform certain compliance testing. Any of the Sub-Adviser's agreement to perform the services in this Section 11 or elsewhere in this Agreement is subject to the understanding that the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Trust's book and records.

12. Duration and Termination

(a) This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days' written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days' written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

(c) In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Fund to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the portion of Fund assets under the Sub-Adviser's management and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

13. Use of Name

(a) The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund's disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

14. Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Fund ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party without the prior consent of the Discloser, except for any party that is under common control with the Recipient and except for a limited number of employees, attorneys, accountants and other advisers of the Recipient on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

15. Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

16. Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust: Fidelity Rutland Square Trust II

82 Devonshire Street

Boston, MA 02109

Attn.: Marc Bryant

If to the Adviser: Strategic Advisers, Inc.

82 Devonshire Street

Boston, MA 02109

Attn.: Chief Operating Officer

With Copy to: Strategic Advisers, Inc.

82 Devonshire Street

Boston, MA 02109

Attn.: Karen Benoit

If to the Sub-Adviser: Pyramis Global Advisors, LLC

900 Salem Street

Smithfield, RI 02917

Attn: Patrick Sheppard

patrick.sheppard@pyramis.com

17. Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

Schedule A

Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the "Agreement") among Fidelity Rutland Square Trust II ("Trust"), on behalf of Strategic Advisers Core Fund (the "Fund"), Strategic Advisers, Inc. (the "Adviser") and Pyramis Global Advisors, LLC (the "Sub-Adviser"), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

"Portfolio Assets" shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to one of the following investment strategies as agreed to by the Adviser and the Sub-Adviser in separately negotiated investment mandates: Dividend Growth (a "Strategy").

"Aggregated Assets" for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2 The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust's Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser's fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate - Dividend Growth

0.45% (45 basis points) of the first $250 million in assets

0.35% (35 basis points) of the next $500 million in assets

0.30% (30 basis points) on any amount in excess of $750 million in assets

The Sub-Adviser's fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser's fees arising under this Paragraph 2.

EXHIBIT 1

FIDELITY RUTLAND SQUARE TRUST II

Governance and Nominating Committee Charter

I. Background

The Trust and its series are referred to as the "Funds"; the Boards of Trustees of the Funds are referred to collectively as the "Board of Trustees" and their members are referred to as the "Trustees"; Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the "Independent Trustees"; and committees of the Boards of Trustees are referred to as "Board Committees". The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the "Committee").

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the "Chair") shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of one year. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair's absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair's absence.

(2) The Chair shall serve as the principal liaison between the Independent Trustees and the Funds' management.

(3) At meetings of the full Board of Trustees, the Chair will report on the Committee's recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(4) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Trust Instrument of the Trust (or other charter document of the Trust), the Bylaws of the Trust and this Charter. The Committee shall meet at least annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of the Trust or the Funds, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Trust and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisors

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisors, including authority to approve fees and other retention terms. Such advisors may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Funds' expense, such independent counsel or other advisors as it deems necessary.

E. Particular Actions of the Committee

The Committee may:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that Board Committee members and chairs will be designated annually, with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and the Funds' management. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(10) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(11) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(12) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(13) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. If the Committee's membership is not comprised of all of the Independent Trustees, the Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(14) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees' performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds' or the Board of Trustees' policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee may:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy"), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such role as may be designated by the Board of Trustees, but shall have no advisory functions as to investments. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person's subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of Vice Chair

A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair's absence.

EXHIBIT 3

Funds Advised by Strategic Advisers - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to SAI
Strategic Advisers Emerging Markets Fund (a)	2/28/11	1,315	0.00%
Strategic Advisers Growth Fund (b)	5/31/11	4,209	0.22%
Strategic Advisers International Fund (c)	2/28/11	7,852	0.01%
Strategic Advisers International II Fund (a)	2/28/11	872	0.03%
Strategic Advisers Small-Mid Cap Fund (d)	2/28/11	1,830	0.06%
Strategic Advisers Value Fund (e)	5/31/11	5,940	0.19%

(a) Strategic Advisers has entered into a sub-advisory agreement with Pyramis on behalf of the fund.

(b) Strategic Advisers has entered into a sub-advisory agreement with each of ClariVest, Pyramis, WRIMCO, and Winslow on behalf of the fund.

(c) Strategic Advisers has entered into a sub-advisory agreement with each of Causeway, MFS, Pyramis, and William Blair on behalf of the fund.

(d) Strategic Advisers has entered into a sub-advisory agreement with each of ARI, Alger Management, Evercore, Invesco, Neuberger Berman, Pyramis, and Systematic on behalf of the fund.

(e) Strategic Advisers has entered into a sub-advisory agreement with each of Brandywine Global, Cohen & Steers, Eaton Vance, LSV, and Pyramis on behalf of the fund.

Strategic Advisers is a registered service mark of FMR LLC.

The third party mark appearing above is the mark of its respective owners.

1.932414.100 COR-pxs-1111

Form of Proxy Card: Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity II Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on January 20, 2012 at 9.00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	RUTLAND SQUARE TRUST II

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

1.	To elect one Trustee to the Board of Trustees:
	(01) Amy Butte Liebowitz	FOR the nominee listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for the nominee (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee, write the name(s) of the nominee(s) on the line above.)
		FOR	AGAINST	ABSTAIN
2.	To approve an additional sub-advisory agreement among Strategic Advisers, Inc., Pyramis Global Advisors, LLC and the Trust, on behalf of Strategic Advisers Core Fund.	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
		SAI-COR-PXC-0112-1.02

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[Insert Trust Name]

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LETTER TO SHAREHOLDERS, NOTICE OF MEETING, and PROXY STATEMENT: http://www.XXXXXXXXXX

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TRUST NAME: FUND NAME -

[TRUST NAME: FUND NAME PRINTS HERE]

CONTROL NUMBER: XXXXX (use this number to cast your vote)

[TRUST NAME: FUND NAME -

[TRUST NAME: FUND NAME PRINTS HERE]]

[CONTROL NUMBER: XXXXX] (use this number to cast your vote)

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National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

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Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version)

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number located in the box on the upper portion of your proxy card.
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Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

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Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

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FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version)

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FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version

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 [VOTE]

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Fidelity Investments
[Trust Name: Fund Name]

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THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

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Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

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Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

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THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
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Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

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Form Of

2voteproxy Printer Friendly Confirmation

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Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name] as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

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Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name] as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]
---------------------------------------------------------------------------------
Thank you for voting.